UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23360

Broadstone Real Estate Access Fund

 (Exact name of registrant as specified in charter)

800 Clinton Square

Rochester, New York 14604

 (Address of principal executive offices) (Zip code)

Christopher J. Czarnecki

c/o Broadstone Asset Management, LLC

 Chief Executive Officer

 800 Clinton Square

 Rochester, New York 14604

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (585)287-6500

Date of fiscal year end: September 30

Date of reporting period: October 5, 2018 – March 31, 2019

Item 1.	Reports to Stockholders.

BROADSTONE
REAL ESTATE ACCESS FUND

SEMI-ANNUAL REPORT

3/31/19

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	2
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	12
Notes to Financial Statements	16
Additional Information	24
Board Considerations Regarding Approval of Advisory and Sub-Advisory Agreements	25
Privacy Policy	27

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.bdrex.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (833) 280-4479 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (833) 280-4479.

Broadstone Real Estate Access Fund	Shareholder Letter

March 31, 2019 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Broadstone Real Estate Access Fund (the “Fund”) inaugural semi-annual report. Since the Fund’s inception on October 4, 2018 through March 31, 2019, the Fund’s Class I Shares and Class W Shares generated a total return of 8.29% and 8.26%, respectively. The Fund’s total return to date is comprised of current income as well as capital appreciation. Our most recent distribution equates to an annualized rate of 5.73% and 5.48% for Class I Shares and Class W Shares, respectively. All distributions made by the Fund since inception have been covered by the income received from the portfolio’s underlying investments.

In the short time since commencing operations, we have been able to achieve a great deal of diversification in the Fund. As a shareholder of the Fund, you are invested in Office, Multifamily, Industrial, and Retail assets along with exposure to more niche property types like Healthcare, Self-storage, Data Centers, and Student Housing. These assets are spread geographically across the US and range from trophy office buildings in primary markets like Manhattan and San Francisco, to quality multifamily assets in secondary markets like Tampa, Florida.

The goal of the Broadstone Real Estate Access Fund is to provide you as investors unique access to a broad portfolio of real estate investments via three sleeves: Public Real Estate Equities; Private Real Estate Funds; and Direct Real Estate Transactions. These sleeves work in concert to provide broadly diversified access to real estate with low to moderate volatility and lower correlation to broader markets in the following ways: The Public Real Estate Equities sleeve not only provides the Fund with ample liquidity, it also adds significant diversification to the portfolio. The covered call strategy in place further enhances yield while dampening the volatility of that sleeve of the strategy. Our investments into Private Real Estate Funds offer access to institutional quality real estate, with a focus on stable growth and total return. The Fund diversifies this sleeve of the portfolio into strategies beyond traditional core funds and looks to add value via a select group of well performing strategies managed by best-in-class real estate managers. While the Fund’s portfolio as it stands is significantly diversified and is presently performing beyond the stated goals, we also plan to expand into Direct Real Estate Transactions over the course of the next year. These investments will continue to enhance the broader strategy of producing strong current income as well as capital appreciation, with low to moderate volatility and low correlation to the broader markets. We believe that this three-prong approach to providing diversified access to real estate investing is unique in the market.

In the face of volatility in the marketplace toward the end of 2018, the strategy performed well. We think this is due, in part, to being exposed to both public and private investments. There are times when public valuations are at a premium, and others, such as at the end of last year, when they are discounted. The Fund has the ability to be opportunistic about its entry points to both. We believe today that the portfolio provides an appropriate mix of public and private real estate, diversified across 40 holdings and growing.

As we think about the continued growth of the Fund, we envision a few things. We expect to diversify into our Direct Real Estate Investments sleeve, beginning with joint venture opportunities while the Fund is smaller, and growing into wholly owned assets over time. This will allow us to access quality real estate at an entry point of our choosing. In addition to continuing to allocate to the institutional managers already in the portfolio, we will look to add managers in our Private Real Estate Funds. We anticipate our holdings in this sleeve being ten to twelve funds over time, but are very selective in our process, and so will likely grow into that number slowly. In the Public Real Estate Equities, we expect to expand the opportunity set of written options, further enhancing the ability of that sleeve to achieve yield. Of course, a key advantage to the Fund is its ability to pivot between the sleeves as market conditions change, and so we will manage the Fund accordingly.

Thank you for being an early shareholder. We hope you are pleased with the Fund’s performance to date, and look forward to the opportunity to continue to deliver on our key objective of providing you a well-diversified real estate portfolio that seeks to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.

Kate Davis

President and Portfolio Manager

Broadstone Real Estate Access Fund

Past performance is no guarantee of future results.

The Fund intends to make a dividend distribution each quarter to its shareholders. As portfolio and market conditions change, distributions will vary and targeted quarterly distributions may not be obtained in the future. Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. Portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The views in this shareholder letter were as of the letter’s publication date and may not reflect the views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Semi-Annual Report | March 31, 2019 (Unaudited)	1

Broadstone Real Estate Access Fund	Portfolio Update

March 31, 2019 (Unaudited)

Investment Objective

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Average Annual Total Returns (as of March 31, 2019)

	Calendar YTD	Since Inception*
Broadstone Real Estate Access Fund - Class I	9.88%	8.29%
Broadstone Real Estate Access Fund - Class W	9.91%	8.26%
Bloomberg Barclays US Aggregate Bond Index(a)	2.94%	5.43%
Wilshire US Real Estate Securities Index(b)	16.01%	11.32%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 280-4779 or by visiting www.bdrex.com.

*	Fund’s inception date is October 4, 2018.

(a)	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate-eligible securities also contribute to the multicurrency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Index was created in 1986 with history backfilled to January 1, 1976.

(b)	The Wilshire US Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the Index is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate.

Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Broadstone Real Estate Access Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment.

2	www.bdrex.com

Broadstone Real Estate Access Fund	Portfolio Update

March 31, 2019 (Unaudited)

Performance of $1,000,000 Initial Investment (as of March 31, 2019)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

TCM CRE Credit Fund	17.84%
USAA US Government Building Fund	14.89%
CBRE U.S. Core Partners, LP	11.99%
Sentinel Real Estate Fund	9.04%
Clarion Lion Properties Fund	6.03%
Prologis, Inc.	5.15%
Simon Property Group, Inc.	4.60%
Equinix, Inc.	4.40%
AvalonBay Communities, Inc.	3.94%
Welltower, Inc.	3.64%
Top Ten Holdings	81.49%

Sector Allocation (as a % of Net Assets)*

Public Equity Real Estate Securities	71.35%
Private Real Estate Securities	59.78%
Cash, Cash Equivalents, & Other Net Assets	-31.13%
100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Semi-Annual Report | March 31, 2019 (Unaudited)	3

Broadstone Real Estate Access Fund	Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value (Note 2)
PRIVATE REAL ESTATE SECURITIES (59.78%)
CBRE U.S. Core Partners, LP	2,825,857	$4,033,845
Clarion Lion Properties Fund	1,336	2,027,313
Sentinel Real Estate Fund	34	3,039,357
TCM CRE Credit Fund	5,990	6,000,075
USAA US Government Building Fund	N/A	5,008,775
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $20,000,000)		20,109,365

PUBLIC EQUITY REAL ESTATE SECURITIES (71.36%)(a)
Acadia Realty Trust	10,100	275,427
Agree Realty Corp.	11,150	773,141
American Campus Communities, Inc.	13,500	642,330
Apartment Investment & Management Co., Class A	9,988	502,297
AvalonBay Communities, Inc.	6,600	1,324,818
Boston Properties, Inc.	6,450	863,526
CareTrust REIT, Inc.	15,819	371,114
Cousins Properties, Inc.	46,900	453,054
CubeSmart	11,300	362,052
CyrusOne, Inc.	9,380	491,887
Digital Realty Trust, Inc.	2,715	323,085
Duke Realty Corp.	24,000	733,920
Empire State Realty Trust, Inc., Class A	22,300	352,340
Equinix, Inc.	3,267	1,480,474
Equity Residential	13,013	980,139
Essential Properties Realty Trust, Inc.	25,833	504,260
Extra Space Storage, Inc.	5,200	529,932
Four Corners Property Trust, Inc.	18,100	535,760
HCP, Inc.	25,200	788,760
Host Hotels & Resorts, Inc.	44,510	841,239
Hudson Pacific Properties, Inc.	15,400	530,068
Invitation Homes, Inc.	33,568	816,709
Kilroy Realty Corp.	6,250	474,750
Liberty Property Trust	8,600	416,412
Macerich Co.	5,930	257,064
Pebblebrook Hotel Trust	17,500	543,550
Physicians Realty Trust	28,000	526,680
Prologis, Inc.	24,100	1,733,994
Public Storage	2,090	455,160
Regency Centers Corp.	10,600	715,394
Sabra Health Care REIT, Inc.	11,034	214,832
Simon Property Group, Inc.	8,500	1,548,785
SITE Centers Corp.	22,800	310,536
Ventas, Inc.	3,700	236,097
VICI Properties, Inc.	39,670	867,980

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund	Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value (Note 2)
PUBLIC EQUITY REAL ESTATE SECURITIES (continued)
Welltower, Inc.	15,800	$1,226,080
TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $22,669,253)		24,003,646

TOTAL INVESTMENTS (131.14%) (Cost $42,669,253)		$44,113,011

Liabilities In Excess Of Other Assets (-31.14%)		(10,474,575)

NET ASSETS (100.00%)		$33,638,436

(a)	Securities are segregated as collateral for the Line of Credit as of March 31, 2019.

Common Abbreviations

LP - Limited Partnership.

REIT - Real Estate Investment Trust.

WRITTEN OPTION CONTRACTS

	Expiration Date	Exercise Price	Contracts	Premiums Received	Notional Value	Value
WRITTEN CALL OPTIONS
AvalonBay Communities, Inc.	05/17/2019	$210.00	(26)	$2,807	$(521,898)	$(2,860)
Boston Properties, Inc.	05/17/2019	135.00	(51)	10,861	(682,788)	(15,555)
CyrusOne, Inc.	06/21/2019	55.00	(75)	9,422	(393,300)	(11,250)
Digital Realty Trust, Inc.	05/17/2019	125.00	(11)	1,408	(130,900)	(1,430)
Digital Realty Trust, Inc.	05/17/2019	120.00	(13)	2,183	(154,700)	(4,160)
Equinix, Inc.	05/17/2019	450.00	(27)	33,771	(1,223,532)	(48,195)
Equity Residential	05/17/2019	77.50	(104)	9,498	(783,328)	(9,360)
Essential Properties Realty Trust, Inc.	05/17/2019	20.00	(207)	8,943	(404,064)	(10,350)
Extra Space Storage, Inc.	05/17/2019	105.00	(41)	4,800	(417,831)	(6,458)
Four Corners Property Trust, Inc.	05/17/2019	30.00	(145)	6,229	(429,200)	(7,250)
HCP, Inc.	04/18/2019	32.50	(208)	4,776	(651,040)	(2,080)
Host Hotels & Resorts, Inc.	05/17/2019	20.00	(356)	5,504	(672,840)	(7,120)
Hudson Pacific Properties, Inc.	05/17/2019	35.00	(123)	4,054	(423,366)	(6,150)
Invitation Homes, Inc.	04/18/2019	25.00	(222)	3,432	(540,126)	(3,885)
Macerich Co.	04/18/2019	45.00	(48)	1,588	(208,080)	(1,200)
Prologis, Inc.	05/17/2019	75.00	(193)	12,357	(1,388,635)	(13,510)
Public Storage	05/17/2019	230.00	(16)	3,717	(348,448)	(2,200)
Regency Centers Corp.	04/18/2019	65.00	(82)	7,213	(553,418)	(22,755)
Simon Property Group, Inc.	04/18/2019	180.00	(68)	13,121	(1,239,028)	(29,580)
VICI Properties, Inc.	06/21/2019	22.50	(317)	15,194	(693,596)	(15,850)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	5

Broadstone Real Estate Access Fund	Schedule of Investments

March 31, 2019 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Premiums Received	Notional Value	Value
WRITTEN CALL OPTIONS (continued)
Welltower, Inc.	04/18/2019	$77.50	(140)	$11,614	$(1,086,400)	$(16,800)

Total Written Call Options (Premiums received $172,492)						$(237,998)

Additional information on investments in Private Real Estate Securities:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2019
$4,033,845	CBRE U.S. Core Partners, LP	Quarterly	60	$–
2,027,313	Clarion Lion Properties Fund	Quarterly	90	–
3,039,357	Sentinel Real Estate Fund	Quarterly	N/A*	–
6,000,075	TCM CRE Credit Fund	Quarterly	90	14,000,000
5,008,775	USAA US Government Building Fund	Quarterly	60	–

*	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund	Statement of Assets and Liabilities

March 31, 2019 (Unaudited)

ASSETS
Cash and cash equivalents	$274,305
Investments, at value (Cost $42,669,253)	44,113,011
Receivable for investments sold	140,315
Dividends and interest receivable	344,064
Receivable due from Adviser (Note 4)	61,466
Prepaid offering costs (Note 2)	268,877
Prepaid expenses and other assets	32,307
Total Assets	45,234,345
LIABILITIES
Written options, at value (premiums received $172,492)	237,998
Payable for investments purchased	119,247
Shareholder servicing fees payable (Note 4)	29
Lines of credit payable (Note 9)	10,640,077
Lines of credit interest payable (Note 9)	33,845
Administration fees payable (Note 4)	15,431
Transfer agency fees payable (Note 4)	641
Chief compliance officer fees payable (Note 4)	3,478
Trustees' fees payable (Note 4)	27,343
Legal fees payable	47,584
Audit and tax fees payable	60,937
Custody fees payable	99
Accrued expenses and other liabilities	409,200
Total Liabilities	11,595,909
NET ASSETS	$33,638,436
NET ASSETS CONSIST OF
Paid-in capital	$31,946,919
Total distributable earnings	1,691,517
NET ASSETS	$33,638,436
PRICING OF SHARES
Class I
Net asset value and offering	$10.55
Net assets	$33,486,656
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,174,634
Class W
Net asset value and offering	$10.55
Net assets	$151,780
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	14,382

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	7

Broadstone Real Estate Access Fund	Statement of Operations

For the Period October 5, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income	$858,004
Total Investment Income	858,004

EXPENSES
Investment advisory fees (Note 4)	166,996
Administration fees (Note 4)	84,630
Transfer agency fees (Note 4)	23,750
Shareholder servicing fees (Note 4)
Class W	141
Legal fees	72,147
Audit and tax fees	65,101
Reports to shareholders and printing fees	9,678
Insurance fees	21,083
Custody fees	13,679
Chief compliance officer fees (Note 4)	20,730
Organizational cost	133,028
Offering cost (Note 2)	197,844
Interest expense (Note 9)	132,097
Trustees' fees (Note 4)	49,093
Other expenses	4,964
Total Expenses	994,961
Fees waived/expenses reimbursed by Adviser (Note 4)	(629,154)
Net Expenses	365,807
Net Investment Income	492,197
Net realized gain on investments	525,500
Net realized gain on written options	137,865
Net realized gain	663,365
Net change in unrealized appreciation on investments	1,443,758
Net change in unrealized depreciation on written options	(65,506)
Net change in unrealized appreciation	1,378,252
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,041,617
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,533,814

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund	Statement of Changes in Net Assets

For the Period October 5, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
OPERATIONS
Net investment income	$492,197
Net realized gain on investments	663,365
Net change in unrealized appreciation on investments	1,378,252
Net Increase in Net Assets Resulting from Operations	2,533,814
DISTRIBUTIONS TO SHAREHOLDERS
Class I
From distributable earnings	(838,824)
Class W
From distributable earnings	(3,473)
Total Distributions to Shareholders	(842,297)
BENEFICIAL INTEREST TRANSACTIONS
Class I
Shares sold	$31,613,720
Distributions reinvested	187,349
Shares redeemed	–
Class W
Shares sold	145,000
Distributions reinvested	850
Shares redeemed	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	31,946,919
Net increase in net assets	33,638,436
NET ASSETS
Beginning of period	–
End of period	$33,638,436
Other Information
BENEFICIAL INTEREST TRANSACTIONS
Class I
Beginning shares	–
Shares sold	3,156,225
Distributions reinvested	18,409
Net increase in shares outstanding	3,174,634
Ending shares	3,174,634
Class W
Beginning shares	–
Shares sold	14,299
Distributions reinvested	83
Net increase in shares outstanding	14,382
Ending shares	14,382

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	9

Broadstone Real Estate Access Fund	Statement of Cash Flows

For the Period October 5, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,533,814
Purchase of investments	(62,649,612)
Proceeds from sales	20,347,470
Premiums received from written options transactions	475,805
Premiums paid on closing written options transactions	(28,127)
Net realized gain on investments	(525,500)
Net realized gain on written options	(137,865)
Net change in unrealized appreciation on investments	(1,443,758)
Net change in unrealized depreciation on written options	65,506
(Increase)/Decrease in Assets:
Dividends and interest receivable	(344,064)
Receivable due from Adviser	(61,466)
Prepaid offering costs	(268,877)
Prepaid expenses and other assets	(32,307)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	29
Administration fees payable	15,431
Transfer agency fees payable	641
Chief compliance officer fees payable	3,478
Trustees' fees payable	27,343
Legal fees payable	47,584
Audit and tax fees payable	60,937
Custody fees payable	99
Interest due on loan payable	33,845
Accrued expenses and other liabilities	409,200
Net cash used for operating activities	(41,470,394)

Cash Flows from Financing Activities:
Lines of credit borrowings	15,590,492
Lines of credit repayment	(4,950,415)
Proceeds from shares sold	31,758,720
Payment on shares redeemed	–
Cash distributions paid	(654,098)
Net cash provided by financing activities	41,744,699

Net Change in Cash and Cash Equivalents	274,305

Cash and cash equivalents, beginning of period	$–
Cash and cash equivalents, end of period	$274,305

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$188,199
Cash paid during the period for interest from bank borrowing:	$98,252

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period October 5, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.18
Net realized and unrealized gain	0.65
Total from investment operations	0.83

DISTRIBUTIONS
From net investment income	(0.28)
Total distributions(b)(c)	(0.28)

Net increase in net asset value	0.55
Net asset value, end of period	$10.55
TOTAL RETURN(d)	8.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$33,487
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	7.46	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.73	%(f)
Ratio of net investment income to average net assets(e)(g)	3.69	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	6.47	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.74	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	(0.03	)%(f)
Portfolio turnover rate	65%

See Notes to Financial Statements.

12	www.bdrex.com

Broadstone Real Estate Access Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2018 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2018 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are calculated based on the October 4, 2018 inception date and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.25% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	13

Broadstone Real Estate Access Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period October 5, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.16
Net realized and unrealized gain	0.65
Total from investment operations	0.81

DISTRIBUTIONS
From net investment income	(0.26)
Total distributions(b)(c)	(0.26)

Net increase in net asset value	0.55
Net asset value, end of period	$10.55
TOTAL RETURN(d)	8.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$152
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	8.60	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.98	%(f)
Ratio of net investment income to average net assets(e)(g)	3.33	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	7.61	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.99	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	(1.30	)%(f)
Portfolio turnover rate	65%

See Notes to Financial Statements.

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Broadstone Real Estate Access Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Period Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. Final characterization of the Fund’s 2018 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2018 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are calculated based on the October 4, 2018 inception date and have not been annualized and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.25% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	15

Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

1. ORGANIZATION

The Broadstone Real Estate Access Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2018 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Broadstone Asset Management, LLC (the “Adviser”). The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of institutional quality real estate and real estate-related investments, which will be comprised of the following primary asset classes: (i) commercial real estate (“CRE”) investments in commercial real estate properties (“Direct Real Estate Investments”), (ii) private equity real estate investment funds, including private equity and unregistered investment funds that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as a real estate investment trusts (“REIT”) for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”) (“Private CRE Investment Funds”), (iii) commercial real estate-related securities, including those of publicly traded REITs, commercial mortgage-backed securities (“CMBS”), real estate operating companies (“REOCs”) and exchange-traded funds (“ETFs”) (“Publicly Traded CRE Securities”), and (iv) commercial real estate debt (“CRE Debt Investments”).

The Fund currently offers Class W and Class I shares. Class W and Class I shares commenced operations on October 5, 2018 and are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing shareholder service plan charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder servicing plan. The Fund’s income, expenses (other than class specific shareholder servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Use of Estimates – The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee, using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a brokerdealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve, and credit quality.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Valuation of Private Real Estate Investment Trusts – The Fund may invest a portion of its assets in Private Real Estate Investment Trusts (each, a “Private REIT”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. As of March 31, 2019, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Semi-Annual Report | March 31, 2019 (Unaudited)	17

Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Fund's assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$20,109,365
Public Equity Real Estate Securities	24,003,646	–	–	24,003,646
Short Term Investments	274,305	–	–	274,305
Total	$24,277,951	$–	$–	$44,387,316
Other Financial Instruments
Liabilities
Written Call Options	$(237,998)	$–	$–	$(237,998)
Total	$(237,998)	$–	$–	$(237,998)

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Level 1, Level 2, and Level 3 during the period ended March 31, 2019. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

For the period from October 5, 2018 to March 31, 2019, the Fund did not use any unobservable inputs (Level 3) when determining fair value.

Unfunded Commitments – Typically, when the Fund invests in a Private REIT, the Fund makes a commitment to invest a specified amount of capital in the applicable Private REIT. The capital commitment may be drawn by the general partner of the Private REIT either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private REIT that has not yet been called by the general partner of the Private REIT. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a credit facility which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private REIT, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and default on a called capital commitment, the underlying Private REIT, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private REIT could sue the Fund for breach of contract. Fund management recognizes these risks as potentially detrimental to the overall strategy and so has structured its current agreements around capital commitments in such a way so as to mitigate these risks. As of March 31, 2019, the Fund had total Unfunded Commitments in the amount of $14,000,000.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on a specific identification basis.

Real Estate Industry Concentration – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of March 31, 2019, the Fund had 131.13% of the value of its net assets invested within the real estate industry.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying REITS – Distributions made to the Fund by the underlying REITs in which the Fund invests may take several forms. Specifically, such distributions may be in the form of dividends, capital gains, and/or a return of capital.

Offering Costs – Offering costs incurred by the Fund were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. As of March 31, 2019, $197,844 in offering costs has been amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Organizational Costs – Organizational expenses associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Advisor.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2019 returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period ended March 31, 2019, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

3.  DERIVATIVE TRANSACTIONS

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

The Fund may purchase call and put options on specific securities or commodities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or commodity at a stated price at any time before the option expires.

Semi-Annual Report | March 31, 2019 (Unaudited)	19

Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, such as the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security or commodity with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	Written Options, at value	$(237,998)
Total		$(237,998)

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized (depreciation) on written options	$137,865	$(65,506)
Total		$137,865	$(65,506)

The average written call option notional value and average number of contracts was $6,633,421 and 60, respectively, for the period ended March 31, 2019.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. The advisory fee is paid on a monthly basis.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the Advisory Agreement, any other expenses described in the Advisory Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through September 25, 2020.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

During the period ended March 31, 2019, the fees waived/reimbursed and recoupment of previously waived fees under the Expense Limitation Agreement were as follows:

Fees Waived/Reimbursed By Adviser
Broadstone Real Estate Access Fund	$629,154

As of March 31, 2019, the balance of recoupable expenses for the Broadstone Real Estate Access Fund was as follows:

Fund	Expires 2022
Broadstone Real Estate Access Fund	$629,154

Sub-advisory services were provided to the Fund pursuant to agreements between the Adviser and Heitman Real Estate Securities, LLC (the “Sub-Adviser” or “Heitman”). Under the terms of the sub-advisory agreements, the Sub-Adviser compensates the Adviser based on the Fund’s assets allocated to the Sub-Adviser.

Distributor – The distributor of the Fund is ALPS Distributors, Inc., (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”) and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Plan, the Fund pays up to 0.25% per year of the average daily net assets of Class W shares for such services. Plan fees are disclosed in the Statement of Operations for the period ended March 31, 2019 as shareholder servicing fees.

Officer and Trustee Compensation – Each Independent Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $25,000, (to be pro-rated for a partial term), as well as reimbursement for any reasonable expenses incurred attending the meetings. Each Independent Trustee also receives a fee of $1,000 for each meeting of the Board (or committees of our Board) attended, provided that an Independent Trustee will not receive separate meeting fees for attending committee meetings held on the same day that the Independent Trustee received a fee for attending a meeting of our Board. In addition, the chairman of each of the Audit Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $5,000. None of the Fund’s executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund.

Transfer Agent – DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Broadstone Real Estate Access Fund	$62,768,859	$20,487,784

Semi-Annual Report | March 31, 2019 (Unaudited)	21

Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the period ended March 31, 2019, the Fund did not complete a repurchase offer.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of March 31, 2019.

For the period ended March 31, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Broadstone Real Estate Access Fund	$1,872,295	$(165,687)	$1,706,608	$42,442,710

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

8. REDEMPTION FEES

Shareholders of the Fund who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 2.00% of the original purchase price with respect to such shares. The redemption fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The redemption fee is paid directly to the Fund. For the period ended March 31, 2019, the Fund did not receive any such fees.

9. LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 1 month LIBOR plus 1.25 basis points at the time of borrowing. As of March 31, 2019, the Fund had $10,640,077 of outstanding borrowings with an average interest rate of 3.67%.

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Broadstone Real Estate Access Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on May 1, 2019, which resulted in 35,324 of Fund shares being repurchased for $375,141.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2019 (Unaudited)	23

Broadstone Real Estate Access Fund	Additional Information

March 31, 2019 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-833-280-4479, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period inception through June 30th will be available once filed in 2019 on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-833-280-4479, or on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

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Broadstone Real Estate	Board Considerations Regarding Approval of
Access Fund	Advisory and Sub-Advisory Agreements

March 31, 2019 (Unaudited)

At an in-person meeting held on July 10, 2018, at which all of the Trustees were present the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the Advisory Agreement (the “Advisory Agreement”) with the Adviser of the Broadstone Real Estate Access Fund (the “Fund”).

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below with respect to the Adviser:

Nature, Extent and Quality of Services. The Board examined information and materials provided by the Adviser related to the Advisory Agreement, including the proposed Advisory Agreement, the Adviser’s current Form ADV, a description of the Adviser and its organizational and management structure, the financial condition of the Adviser and its ability to provide the services required under the Investment Advisory Agreement, and the Adviser’s compliance policies and procedures. The Trustees considered a presentation given by the Adviser regarding the Fund’s investment strategy and the experience of the Adviser in the provision of investment advisory services in real estate securities. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its management team. The Board considered that the Adviser would be responsible for the management of the day-to-day operations of the Fund, including but not limited to, monitoring and reviewing the activities of the Fund’s proposed Investment Sub-Adviser and other third-party service providers.

The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory.

Performance. Because the Fund had not yet commenced operations, the Trustees could not consider its investment performance. The Trustees did review and consider other accounts managed by the Adviser and reviewed the background of the prospective portfolio manager. The Board concluded that the Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. The Board reviewed comparative information prepared by the Adviser, including, among other data, the Fund’s proposed contractual and net management fees and estimated total expenses as compared to similarly situated closed-end interval funds deemed to be comparable to the Fund (the “Peer Group”). The Board considered the Fund’s ranking within the Peer Group. The Board noted that the Adviser would charge a 1.25% annual advisory fee based on the average net assets of the Fund, which is below the average of the Peer Group. The Trustees also noted that the Adviser is willing to limit total annual Fund operating expenses, exclusive of certain fees so as not to exceed at 1.99% and 1.74% of average daily net assets for Class W and Class I shares, respectively, and found such arrangement to be beneficial to shareholders. The Trustees concluded that the proposed advisory fee to be charged by the Adviser was not unreasonable in light of the Adviser’s expertise and the quality of the services the Fund expects to receive from the Adviser.

Profitability. The Board also considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund. They noted that any projection of profits is speculative. The Board considered that there may be no profit to the Adviser for the first two years that the Advisory Agreement is in effect. The Board determined that the Adviser, however, has adequate resources to reimburse the Fund for operating expenses and to continue operations. After review and discussion, the Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there was potential for realization of any further economies of scale as the Fund grows. The Board acknowledged that, based on the anticipated size and growth of the Fund for the first two years the Advisory Agreement is in effect, economies of scale are not likely to be achieved in the near term.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Further, at an in-person special meeting held on September 25, 2018, at which all of the Trustees were present the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the Sub-Advisory Agreements (the “Sub-Advisory Agreement”) with the Sub-Adviser of the Broadstone Real Estate Access Fund (the “Fund”).

Semi-Annual Report | March 31, 2019 (Unaudited)	25

Broadstone Real Estate	Board Considerations Regarding Approval of
Access Fund	Advisory and Sub-Advisory Agreements

March 31, 2019 (Unaudited)

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Sub-Adviser in response to requests of the Board and counsel.

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below with respect to the Sub-Adviser Heitman:

Nature, Extent and Quality of Services. The Board examined materials and information provided by Heitman related to the Investment Sub-Advisory Agreement, including the proposed Sub-Advisory Agreement, a description of Heitman and its organizational and management structure, the financial condition of Heitman and its ability to provide the services required under the Sub-Advisory Agreement, and Heitman’s compliance policies and procedures. The Trustees considered a presentation given by Heitman regarding the experience of Heitman in the provision of sub-advisory services and considered Heitman’s personnel and the research and decision making processes utilized by Heitman. The Trustees also reviewed and considered Heitman’s Form ADV and Code of Ethics. The Trustees discussed the nature of Heitman’s operations and the quality of Heitman’s compliance infrastructure. The Board considered that Heitman would be responsible for managing that portion of the Fund’s portfolio allocated to it by the Adviser.

The Trustees then concluded that Heitman had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Heitman to the Fund were satisfactory.

Performance. Because the Fund had not yet commenced operations, the Trustees could not consider its investment performance. The Trustees did review and consider other comparable funds sub-advised by Heitman, its discussion of Heitman’s investment techniques and the background of Heitman’s portfolio management personnel.

Fees and Expenses. As to the costs of the services to be provided by Heitman, the Board discussed the sub-advisory fee and considered that Heitman will be paid by the Adviser out of its advisory fee and not by the Fund. The Board also looked at the advisory fee split between the Adviser and Heitman and concluded that the sub-advisory fee paid to Heitman was reasonable in light of the quality of the services to be performed by it. The Board also considered, based on statements made and information provided by the Adviser and Heitman that the Sub-Advisory Agreement was negotiated at arm’s-length between the Adviser and Heitman.

The Trustees concluded that the proposed sub-advisory fee was acceptable in light of Heitman’s expertise and the quality of the services the Fund expects to receive from Heitman.

Profitability. The Board considered the anticipated profits to be realized by Heitman in connection with the management of that portion of the Fund’s assets allocated to Heitman. The Board noted that the sub-advisory fee will be paid by the Adviser out of the advisory fee that it received and not directly by the Fund. While the Board did not consider the costs of services provided by Heitman or its profitability to be significant factors, nonetheless, the Board concluded that profits from Heitman’s relationship with the Fund were not excessive.

Economies of Scale. The Board noted that the sub-advisory fee was not paid by the Fund, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to the Adviser.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Sub-Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

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Broadstone Real Estate Access Fund	Privacy Policy

March 31, 2019 (Unaudited)

DATA PRIVACY POLICY AND PROCEDURE

Policy Statement:

The Fund, has in effect the following policy (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

●	account applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

●	account history, including information about the transactions and balances in a customer's account; and

●	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

●	Prior written consent is received.

●	The Fund believes the recipient to be the customer of the Fund or such Fund customer's authorized representative.

●	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers' nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

●	The Fund shall distribute this Data Privacy Policy annually to shareholders through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

●	Should a change in this Data Privacy Policy occur during the year that requires a change to this Data Privacy Policy, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with an updated Data Privacy Policy.

●	The Transfer Agent shall maintain a third-party list that identifies any non-affiliated third-parties that do business with the Transfer Agent, the type(s) of service(s) provided, whether there is an exchange of non-public personal information, and whether these relationships fall outside of any exceptions and/or exemptions to the opt-out requirements afforded under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relations.

[1]	For purposes of this Data Privacy Policy, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Semi-Annual Report | March 31, 2019 (Unaudited)	27

Broadstone Real Estate Access Fund	Privacy Policy

March 31, 2019 (Unaudited)

●	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and properly disposal of such information.

●	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at its service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

Adopted: July 10, 2018

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Broadstone Real Estate Access Fund	Privacy Policy

March 31, 2019 (Unaudited)

FACTS	What does Broadstone Real Estate Access Fund (the “Fund”) do with your personal information?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number and account transactions

●      Account balances and transaction history

●      Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the Broadstone Real Estate Access Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Broadstone Real Estate Access Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 833-280-4479

Semi-Annual Report | March 31, 2019 (Unaudited)	29

Broadstone Real Estate Access Fund	Privacy Policy

March 31, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Broadstone Real Estate Access Fund (the “Fund”)
What We Do
How does Broadstone Real Estate Access Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Broadstone Real Estate Access Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Broadstone Real Estate Access Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Broadstone Real Estate Access Fund does not jointly market.

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Page Intentionally Left Blank

BDREX

The Fund is distributed by ALPS Distributors, Inc.
Must be preceded or accompanied by a prospectus.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Broadstone Real Estate Access Fund

By:	/s/ Christopher J. Czarnecki
Christopher J. Czarnecki, Chief Executive Officer
(Principal Executive Officer)
Date:	June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Czarnecki
Christopher J. Czarnecki, Chief Executive Officer
(Principal Executive Officer)
Date:	June 4, 2019

By:	/s/ Ryan M. Albano
Chief Financial Officer (Principal Financial Officer)

Date:	June 4, 2019